SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 29, 2002




                           HOLLYWOOD CASINO SHREVEPORT
                         SHREVEPORT CAPITAL CORPORATION
               (Exact name of Registrant as specified in charter)




         LOUISIANA                     333-88679                  72-1225563
         LOUISIANA              (Commission file number)          75-2830167
(State or other jurisdiction                                   (I.R.S. employer
     of incorporation)                                       identification no.)




                             451 CLYDE FANT PARKWAY
                           SHREVEPORT, LOUISIANA 71101
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (318) 220-0711





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ITEM 5.  OTHER EVENTS.

     Hollywood Casino Shreveport ("HCS") previously was notified that the Louisiana State Police, Casino Gaming Division (the "Division") had set a hearing regarding testimony of a third party given in a court proceeding which may be in conflict with testimony provided by Jack E. Pratt, a current director of Hollywood Casino Corporation, HCS's parent ("HCC"), to representatives of the Division. Prior to such a hearing, HCS and the Division have entered into an agreement in which, among other things, HCS acknowledges no violation of law but agrees to pay to the Division the sum of $200,000. The agreement is subject to the approval of the Louisiana Gaming Control Board and only effective upon consummation of the merger (the "Merger") described in the Agreement and Plan of Merger dated as of August 7, 2002, among HCC, Penn National Gaming, Inc., a Pennsylvania corporation, and P Acquisition Corp., a Delaware corporation. If the Louisiana Gaming Control Board does not approve the agreement or the Merger is not consummated, the respective parties to the agreement will be in the same position they were in prior to entering into the agreement and, absent another settlement, a hearing on the subject matters would likely proceed. In such event, while statutory authority provides that a hearing officer at such a hearing may impose a penalty on HCS and/or suspend, revoke or restrict its license, HCS would aggressively defend against any such action. A copy of agreement is attached hereto as Exhibit 10.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     Exhibit Number                     Description
     --------------                     -----------

          10.1 - Joint Motion for Entry of Decree in Notice of Violation and Hearing (incident #RGS 000375), dated October 29, 2002.*


----------------
* Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOLLYWOOD CASINO SHREVEPORT
                                 SHREVEPORT CAPITAL CORPORATION
                                 By: HCS I, Inc.

Dated:  October 29, 2002         By:  /s/ Paul C. Yates
                                     -------------------------------------------
                                     Paul C. Yates
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer and Assistant Secretary




                                 HWCC-LOUISIANA, INC.

Dated:  October 29, 2002         By:  /s/ Paul C. Yates
                                     -------------------------------------------
                                     Paul C. Yates
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer and Assistant Secretary

                                INDEX TO EXHIBITS


 Exhibit Number                      Description
 ---------------                    --------------

       10.1 - Joint Motion for Entry of Decree in Notice of Violation and Hearing (incident #RGS 000375), dated October 29, 2002.*



-----------------
* Filed herewith.